Exhibit 99.1

For Immediate Release:	Contact:	Kieran Caterina or Diane M. LaPointe
SVPs and Co-Chief Accounting Officers
(914) 921-5149 or 7763

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Third Quarter 2017 Results

-	AUM grew 8.2% to $43.1 billion year to year
-	Revenues were $88.3 million versus $87.7 million in the 2016 third quarter
-	Third quarter diluted earnings per share was $0.55 compared to $1.03 a year ago
-	Adjusted earnings per share was $0.70 compared to $0.69 a year ago

Rye, New York, November 7, 2017 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) today reported third quarter 2017 revenues of $88.3 million, net income of $16.6 million and earnings of $0.55 per diluted share compared to third quarter 2016 revenues of $87.7 million, net income of $30.9 million and earnings of $1.03 per diluted share.  On an adjusted basis, 2017 third quarter net income was $21.2 million and earnings were $0.70 per diluted share versus 2016 third quarter net income of $20.4 million and earnings of $0.69 per diluted share.  Adjusted net income and adjusted earnings per share are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers starting on page 10.

Our third quarter 2017 AUM was up 8.2% from the prior year and 3.4% from $41.7 billion at June 30, 2017.  Market appreciation of $1.8 billion was partially offset by net outflows of $213 million and distributions of $140 million.

Average AUM was $42.3 billion for the third quarter of 2017 versus $41.5 billion for the second quarter of 2017 and $39.9 billion for the third quarter of 2016.

As previously disclosed, the Company deferred the compensation of the Chief Executive Officer for all of 2016 and the first half of 2017.  This provided the Company with enhanced flexibility to pay down debt related to the spin-off of Associated Capital in November 2015.  Deferred compensation expense is recognized ratably over the vesting period, which resulted in a $23.1 million increase in compensation expense and management fee year over year.  In addition, the Company incurred additional expenses of $2.9 million due to the accelerated vesting of RSAs and the launching of our 16th closed-end fund.

As a result, operating income was $23.4 million in the third quarter of 2017 compared to $48.1 million in the year ago quarter.

Financial Highlights
	Third Quarter				YTD
($'s in 000's except AUM and per share data)	2017		2016		2017		2016

AUM - end of period (in millions)	$43,089		$39,806		$43,089		$39,806
AUM - average (in millions)	42,323		39,883		41,696		38,727

GAAP
Revenues	$88,341		$87,721		$261,858		$253,050

Operating income	23,393		48,076		105,496		139,765

Income before income taxes	20,434		45,347		98,002		131,658
Effective tax rate		18.8%		31.9%		34.4%		35.9%

Net income	16,600		30,861		64,314		84,429

Net income per fully diluted share	$0.55		$1.03		$2.14		$2.85

Non-GAAP
Operating income	$35,672		$35,365		$105,575		$101,397

Adjusted income before income taxes	33,749		32,636		99,117		93,290
Adjusted effective tax rate		37.1%		37.6%		37.8%		37.8%

Adjusted net income	21,214		20,376		61,664		58,023

Adjusted net income per fully diluted share	$0.70		$0.69		$2.05		$1.97

Weighted average diluted shares outstanding	28,926		29,185		28,930		29,222

Shares outstanding at September 30	29,168		29,548		29,168		29,548

See the reconciliation to the comparable U.S. GAAP measures starting on page 10.

Revenues

-	Total revenues for the third quarter of 2017 grew to $88.3 million from $87.7 million in the prior year.

-
Investment advisory fees advanced to $77.3 million in the third quarter of 2017 from $76.0 million in the third quarter of 2016.  Third quarter revenues from our open-end and closed-end funds were $50.0 million, an increase from $48.9 million in the year ago quarter.  Institutional and Private Wealth Management accounted for $26.0 million of the revenues in 2017 versus $26.2 million in 2016.  SICAV revenues surged to $1.3 million in 2017 from $0.8 million in 2016.

-	Distribution fees from our open-end equity funds and other income were $11.0 million for the third quarter 2017, versus the $11.8 million in the prior year quarter.

Operating Income

As noted, there were several distinct items in both quarters that impacted our results.  Operating income before these adjustments was $35.7 million in the third quarter of 2017 versus $35.4 million in the prior year period.  The cash compensation deferrals impacted operating costs by a negative swing of $23.1 million, composed of a $9.8 million expense increase in the third quarter of 2017 versus a $13.3 million expense reduction in the third quarter of 2016.  Further, in the 2017 third quarter, the Company recorded an additional $1.8 million of compensation expense due to the accelerated vesting of the majority of the GAMCO RSAs.  GAMCO also incurred $1.1 million in costs related to launching our 16th closed-end fund, the Gabelli Merger Plus+ Trust plc.  The net result of these items reduced reported operating income to $23.4 million in the third quarter of 2017 from $48.1 million in the year ago quarter.

Other expense

We recognized $3.0 million in net other expenses in the third quarter versus net other expenses of $2.7 million in the third quarter of 2016.  In the third quarter of 2017, we recorded $3.9 million of charitable contribution expense.  Interest expense decreased by $0.5 million year over year, reflecting a decline in outstanding debt to $204.0 million at September 30, 2017 from $233.9 million at September 30, 2016.  Investment income for 2017 was $3.6 million vs. $0.4 million in 2016.

Income Taxes

The Company’s effective tax rate (“ETR”) for the quarter ended September 30, 2017 was 18.8% versus 31.9% for the quarter ended September 30, 2016.  The current year quarter’s ETR benefited from the reversal of certain tax accruals totaling $3.4 million as well as a $1.0 million tax benefit related to the charitable contribution.

Balance Sheet

As anticipated, GAMCO has made substantial progress in reducing its debt since the November 2015 spin-off of Associated Capital Group, Inc.  As a result, Standard & Poor’s recently revised its outlook to stable from negative and reaffirmed our debt rating at BBB-.

We ended the quarter with cash of $61.1 million, investments of $101.4 million, and gross debt of $204.0 million.  In this regard, we note that $60.0 million of our cash and investments are held in escrow for benefit of the Convertible note holder.  We have $500 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to pay down debt, do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation, including share repurchases and dividends.

In total, there is $57.2 million of deferred cash compensation that has yet to be recorded and will be during the remainder of 2017, 2018 and 2019, in accordance with GAAP.

Subsequent to quarter end, we reduced the 4% PIK note due November 30, 2020 to $50 million as we redeemed an additional $20 million.

Deferred Compensation

GAMCO entered into a third agreement with its Chief Executive Officer on September 30, 2017 which will defer his cash compensation for the fourth quarter of 2017 until April 2019 under terms that are similar to the prior two deferrals.

Returns to Shareholder

During the quarter ended September 30, 2017, we repurchased 131,480 shares at an average price of $29.42 per share for a total investment of $3.9 million.  We also distributed $0.6 million in dividends.  Since our IPO in February 1999, we have returned $1.9 billion in total to shareholders comprised of $1.0 billion of spin-offs, $490.4 million in the form of dividends and $447.4 million through stock buybacks of approximately 10.2 million shares.

On November 7, 2017, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.02 per share payable on January 10, 2018 to its Class A and Class B shareholders of record on December 27 2017.

Business and Investment Highlights

-	On July 19, 2017, we launched our 16th closed-end fund and second on the London Stock Exchange, the Gabelli Merger Plus+ Trust plc. The fund, which trades under the symbol GMP, raised $100 million.

-
On September 18, 2017, the Ellsworth Growth and Income Fund Ltd. completed its initial preferred offering.  The Fund issued $30 million of 5.25% Series A Cumulative Preferred Shares which are perpetual, non-callable for five years.

-
On September 26, 2017, the Gabelli Multimedia Trust completed its offering of $50 million of 5.125% Series E Cumulative Preferred Stock.  The preferred stock is perpetual, non-callable for five years, and was issued at $25 per share.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.) and open-end funds and closed-end funds (Gabelli Funds, LLC).

	September 30,	September 30,
	2017	2016
Equities:
Open-end Funds	$13,762	$13,799
Closed-end Funds	7,668	7,178
Institutional & PWM - direct (a)	13,893	13,245
Institutional & PWM - sub-advisory	5,346	3,542
SICAV	504	267	(b)
Total Equities	41,173	38,031
Fixed Income:
Money-Market Fund	1,890	1,738
Institutional & PWM	26	37
Total Fixed Income	1,916	1,775
Total Assets Under Management	$43,089	$39,806
(a) Includes $280 million and $286 million of Money Market Fund AUM at
September 30, 2017 and September 30, 2016, respectively.
(b) Adjusted to include $225 million of Merger Arbitrage assets.

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 3rd Quarter 2017
				Fund
		Market		distributions,
	June 30,	appreciation/	Net cash	net of	September 30,
	2017	(depreciation)	flows	reinvestments	2017
Equities:
Open-end Funds	$13,574	$517	$(305)	$(24)	$13,762
Closed-end Funds	7,359	249	176	(116)	7,668
Institutional & PWM - direct	13,437	613	(157)	-	13,893
Institutional & PWM - sub-advisory	5,048	368	(70)	-	5,346
SICAV (a)	421	10	73	-	504
Total Equities	39,839	1,757	(283)	(140)	41,173
Fixed Income:
Money-Market Fund	1,813	4	73	-	1,890
Institutional & PWM	29	-	(3)	-	26
Total Fixed Income	1,842	4	70	-	1,916
Total Assets Under Management	$41,681	$1,761	$(213)	$(140)	$43,089

(a) Adjusted to include Merger Arbitrage assets of $371 million at June 30, 2017.

Table II: Fund Flows - Year to date September 2017
					Fund
		Market			distributions,
	December 31,	appreciation/	Net cash		net of	September 30,
	2016	(depreciation)	flows		reinvestments	2017
Equities:
Open-end Funds	$13,462	$1,354	$(1,009)		$(45)	$13,762
Closed-end Funds	7,150	712	162		(356)	7,668
Institutional & PWM - direct	13,441	1,523	(1,071)		-	13,893
Institutional & PWM - sub-advisory	3,783	522	1,041	(b)	-	5,346
SICAV (a)	320	29	155		-	504
Total Equities	38,156	4,140	(722)		(401)	41,173
Fixed Income:
Money-Market Fund	1,767	9	114		-	1,890
Institutional & PWM	31	-	(5)		-	26
Total Fixed Income	1,798	9	109		-	1,916
Total Assets Under Management	$39,954	$4,149	$(613)		$(401)	$43,089

(a) Adjusted to include Merger Arbitrage assets of $270 million at December 31, 2016.
(b) Includes $1.2 billion from being approved as the sub-advisor on two sub-advisory entities as of February 27, 2017.

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended
	September 30,
	2017	2016

Investment advisory and incentive fees	$77,328	$75,952
Distribution fees and other income	11,013	11,769
Total revenues	88,341	87,721

Compensation costs	42,919	21,233
Distribution costs	11,665	11,568
Other operating expenses	5,429	5,681
Total expenses	60,013	38,482

Operating income before management fee	28,328	49,239

Investment income	3,586	426
Interest expense	(2,688)	(3,155)
Shareholder-designated contribution	(3,857)	-
Other expense, net	(2,959)	(2,729)

Income before management fee and income taxes	25,369	46,510
Management fee expense	4,935	1,163
Income before income taxes	20,434	45,347
Income tax expense	3,834	14,486
Net income attributable to GAMCO Investors, Inc.	$16,600	$30,861

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.57	$1.06

Diluted	$0.55	$1.03

Weighted average shares outstanding:
Basic	28,926	29,185

Diluted	31,173	30,406

Actual shares outstanding (a)	29,168	29,548

Notes:
(a) Includes 164,050 and 427,290 of RSAs, respectively.

See GAAP to non-GAAP reconciliation on page 8.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Nine Months Ended
	September 30,
	2017	2016

Investment advisory and incentive fees	$228,942	$219,594
Distribution fees and other income	32,916	33,456
Total revenues	261,858	253,050

Compensation costs	97,634	62,130
Distribution costs	33,373	32,786
Other operating expenses	15,900	14,993
Total expenses	146,907	109,909

Operating income before management fee	114,951	143,141

Investment income	4,632	1,622
Interest expense	(8,269)	(9,729)
Shareholder-designated contribution	(3,857)	-
Other expense, net	(7,494)	(8,107)

Income before management fee and income taxes	107,457	135,034
Management fee expense	9,455	3,376
Income before income taxes	98,002	131,658
Income tax expense	33,688	47,229
Net income attributable to GAMCO Investors, Inc.	$64,314	$84,429

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$2.22	$2.89

Diluted	$2.14	$2.85

Weighted average shares outstanding:
Basic	28,930	29,222

Diluted	31,144	29,811

Actual shares outstanding (a)	29,168	29,548

Notes:
(a) Includes 164,050 and 427,290 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 8.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2017				2016
	1st	2nd	3rd		1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$85,917	$87,600	$88,341	$261,858	$81,385	$83,944	$87,721	$99,950	$353,000

Expenses	41,310	45,584	60,013	146,907	35,363	36,064	38,482	44,777	154,686

Operating income before
management fee	44,607	42,016	28,328	114,951	46,022	47,880	49,239	55,173	198,314

Investment income	509	537	(271)	775	591	605	426	1,483	3,105
Interest expense	(2,832)	(2,749)	(2,688)	(8,269)	(3,406)	(3,168)	(3,155)	(2,945)	(12,674)
Other expense, net	(2,323)	(2,212)	(2,959)	(7,494)	(2,815)	(2,563)	(2,729)	(1,462)	(9,569)

Income before management
fee and income taxes	42,284	39,804	25,369	107,457	43,207	45,317	46,510	53,711	188,745
Management fee expense	2,164	2,356	4,935	9,455	1,080	1,133	1,163	3,142	6,518
Income before income taxes	40,120	37,448	20,434	98,002	42,127	44,184	45,347	50,569	182,227
Income tax expense	15,300	14,554	3,834	33,688	16,102	16,641	14,486	17,877	65,106
Net income attributable to
GAMCO Investors, Inc.	$24,820	$22,894	$16,600	$64,314	$26,025	$27,543	$30,861	$32,692	$117,121

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic	$0.86	$0.79	$0.57	$2.22	$0.89	$0.94	$1.06	$1.12	$4.01

Diluted	$0.82	$0.76	$0.55	$2.14	$0.88	$0.93	$1.03	$1.07	$3.92

Weighted average shares outstanding:
Basic	28,970	28,896	28,926	28,930	29,247	29,234	29,185	29,062	29,182

Diluted	31,160	31,100	31,173	31,144	29,684	29,522	30,406	31,241	30,170

Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	44,607	42,016	28,328	114,951	46,022	47,880	49,239	55,173	198,314
Deduct: management fee expense	2,164	2,356	4,935	9,455	1,080	1,133	1,163	3,142	6,518
Operating income	$42,443	$39,660	$23,393	$105,496	$44,942	$46,747	$48,076	$52,031	$191,796

Operating margin before
management fee	51.9%	48.0%	32.1%	43.9%	56.5%	57.0%	56.1%	55.2%	56.2%
Operating margin after
management fee	49.4%	45.3%	26.5%	40.3%	55.2%	55.7%	54.8%	52.1%	54.3%

Notes on Non-GAAP Financial Measures:
Operating income before management fee is used by management to evaluate its business operations. We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the "Company") as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company's proprietary investment portfolio and interest expense.

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	September 30,	December 31,	September 30,
	2017	2016	2016

ASSETS

Cash and cash equivalents (includes restricted cash of $95
and $0, respectively)	$61,097	$39,812	$33,852
Investments (includes restricted investments in securities
of $59,954 and $0, respectively)	101,425	37,285	32,889
Receivable from brokers	1,342	453	344
Other receivables	31,641	50,756	32,429
Income tax receivable and deferred tax asset	24,941	9,349	10,634
Other assets	10,580	11,574	11,120

Total assets	$231,026	$149,229	$121,268

LIABILITIES AND EQUITY

Payable to brokers	$13,311	$66	$10,203
Income taxes payable and deferred tax liabilities	3,215	3,815	164
Compensation payable (a)	82,896	42,384	31,469
Accrued expenses and other liabilities	32,091	35,656	44,574
Sub-total	131,513	81,921	86,410

5.875% Senior notes (due June 1, 2021)	24,138	24,120	24,115
4.5% Convertible note (due August 15, 2021)	109,862	109,835	109,826
4% PIK note (due November 30, 2020)	70,000	100,000	100,000
Total debt	204,000	233,955	233,941
Total liabilities	335,513	315,876	320,351

GAMCO Investors, Inc.'s stockholders' deficit	(104,487)	(166,647)	(199,083)

Total liabilities and equity	$231,026	$149,229	$121,268

(a) Excludes $57.2 million of DCCA expense that is not yet recorded under GAAP.

Non-GAAP information and reconciliation:

GAMCO’s non-GAAP measures include adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per fully diluted share.  GAMCO’s calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in  the method of calculation.  As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or a substitute for, related U.S. GAAP measures.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods to understand operating performance without regard to items that we do not consider to be a component of our core operating performance.  Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes.  For these reasons we believe these non-GAAP measures are useful for our investors.

Adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per fully diluted share can be used by investors to review our results on a consistent basis.  Examples of adjustments to these measures include the GAAP impact of the 2016 DCCA and First Half 2017 DCCA that were put in place to enable the Company to more quickly pay down its debt, the acceleration of outstanding RSAs, charitable contributions and closed-end fund launch expenses.

The following tables reconcile adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per share to their closest GAAP equivalent:

	For the three months ended September 30, 2017

	Reported	First Half		RSA
	GAAP	2017 DCCA	2016 DCCA	Acceleration	Other	Adjusted

Total revenues	$88,341	$-	$-	$-	$-	$88,341

Compensation costs	42,919	(4,816)	(3,415)	(1,796)	-	32,892
Distribution costs	11,665	-	-	-	(1,068)	10,597
Other operating expenses	5,429	-	-	-	-	5,429
Total expenses	60,013	(4,816)	(3,415)	(1,796)	(1,068)	48,918

Operating income before management fee	28,328	4,816	3,415	1,796	1,068	39,423

Other expense, net	(2,959)	-	-	-	1,036	(1,923)

Income before management fee and income taxes	25,369	4,816	3,415	1,796	2,104	37,500
Management fee expense	4,935	(886)	(688)	180	210	3,751
Income before income taxes	20,434	5,702	4,103	1,616	1,894	33,749
Income tax expense	3,834	2,167	1,559	(113)	5,088	12,535
Net income attributable to GAMCO Investors, Inc.	$16,600	$3,535	$2,544	$1,729	$(3,194)	$21,214

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.57	$0.12	$0.09	$0.06	$(0.11)	$0.73
Diluted	$0.55	$0.11	$0.08	$0.06	$(0.10)	$0.70

	For the three months ended September 30, 2016
	Reported
	GAAP	2016 DCCA	Other	Adjusted

Total revenues	$87,721	$-	$-	$87,721

Compensation costs	21,233	10,885	-	32,118
Distribution costs	11,568	-	(638)	10,930
Other operating expenses	5,681	-	-	5,681
Total expenses	38,482	10,885	(638)	48,729

Operating income before management fee	49,239	(10,885)	638	38,992

Other expense, net	(2,729)	-	-	(2,729)

Income before management fee and income taxes	46,510	(10,885)	638	36,263
Management fee expense	1,163	2,400	64	3,627
Income before income taxes	45,347	(13,285)	574	32,636
Income tax expense	14,486	(5,075)	2,849	12,260
Net income attributable to GAMCO Investors, Inc.	$30,861	$(8,210)	$(2,275)	$20,376

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$1.06	$(0.28)	$(0.08)	$0.70
Diluted	$1.03	$(0.27)	$(0.07)	$0.69

	For the nine months ended September 30, 2017

	Reported	First Half		RSA
	GAAP	2017 DCCA	2016 DCCA	Acceleration	Other	Adjusted

Total revenues	$261,858	$-	$-	$-	$-	$261,858

Compensation costs	97,634	14,390	(9,174)	(5,479)	-	97,371
Distribution costs	33,373	-	-	-	(1,068)	32,305
Other operating expenses	15,900	-	-	-	-	15,900
Total expenses	146,907	14,390	(9,174)	(5,479)	(1,068)	145,576

Operating income before management fee	114,951	(14,390)	9,174	5,479	1,068	116,282

Other expense, net	(7,494)	-	-	-	1,036	(6,458)

Income before management fee and income taxes	107,457	(14,390)	9,174	5,479	2,104	109,824
Management fee expense	9,455	2,666	(2,172)	548	210	10,707
Income before income taxes	98,002	(17,056)	11,346	4,931	1,894	99,117
Income tax expense	33,688	(6,594)	4,350	921	5,088	37,453
Net income attributable to GAMCO Investors, Inc.	$64,314	$(10,462)	$6,996	$4,010	$(3,194)	$61,664

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$2.22	$(0.36)	$0.24	$0.14	$(0.11)	$2.13
Diluted	$2.14	$(0.34)	$0.22	$0.13	$(0.10)	$2.05

	For the nine months ended September 30, 2016
	Reported
	GAAP	2016 DCCA	Other	Adjusted

Total revenues	$253,050	$-	$-	$253,050

Compensation costs	62,130	32,016	-	94,146
Distribution costs	32,786	-	(638)	32,148
Other operating expenses	14,993	-	-	14,993
Total expenses	109,909	32,016	(638)	141,287

Operating income before management fee	143,141	(32,016)	638	111,763

Other expense, net	(8,107)	-	-	(8,107)

Income before management fee and income taxes	135,034	(32,016)	638	103,656
Management fee expense	3,376	6,926	64	10,366
Income before income taxes	131,658	(38,942)	574	93,290
Income tax expense	47,229	(14,811)	2,849	35,267
Net income attributable to GAMCO Investors, Inc.	$84,429	$(24,131)	$(2,275)	$58,023

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$2.89	$(0.83)	$(0.08)	$1.99
Diluted	$2.85	$(0.81)	$(0.08)	$1.97

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.